LETTER FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

We are very pleased to report on the first full year of operations for the Aristata Mutual Funds. The fiscal year ended April 30, 1999 saw higher prices for both the stock and bond markets, and the stock market was the standout as it set new, record breaking levels during the year. Looking back on the events that shaped this first year, the Dow Jones Industrial Average breaking 10,000 and the disturbing Yugoslavia developments come to mind. The fact that the 10,000 mark was pierced at a time of international tensions again highlights the amazing strength of the U.S economy, the resilience of the stock market, and the unwavering optimism of investors. As summarized below, the first anniversary of the Aristata Funds concluded with positive total returns.

HIGHLIGHTS OF INVESTMENT RESULTS

The closing three months of the year were among the best for the Aristata Equity Fund. It was during this quarter that strong signs began to develop of a broader based stock market advance. Until recently, the record setting pace of the stock market appeared to be the reflection of a relatively few large capitalization growth companies. We have felt for some time that there was good value (and considerably less risk) in sectors outside the "chosen few stocks," and that at some point those opportunities would be recognized. In our opinion, the beginnings of a broader based advance is constructive and this should constitute a healthier foundation for the market in general.

In contrast, the last few months were difficult for the Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund. These months saw a modest, but persistent rise in interest rates and concomitant decline in bond prices. Surprising strong economic growth, especially during the last six months, and growing inflation concerns pushed interest rates higher. However, these price declines were tempered somewhat in the Aristata bond portfolios because of our intermediate maturities and high quality bond investments.

                                                                  TOTAL RETURNS ENDING APRIL 30, 1999
                                                                   3 MONTHS     6 MONTHS    12 MONTHS
                                                                   --------     --------    ----------
ARISTATA EQUITY FUND                                                 10.4%        15.1%         9.4%
Standard & Poor's 500                                                 4.7         22.3         21.8
Value Line Index                                                      3.8         10.2         -9.3
Lipper Equity Income Index                                            7.3         14.6          8.9

ARISTATA QUALITY BOND FUND                                           -0.6%         0.4%         5.5%
Lehman Brothers Government/Corp Bond Index                           -1.7         -0.1          6.3
Lehman Brothers Government/Corp Intermediate Bond Index              -0.4          0.5          6.4
Lipper Corporate Debt Funds A Rated Average                          -1.3          1.0          4.9

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND                            -0.4%         1.1%         5.4%
Lipper Municipal Intermediate Bond Index                             -0.3          1.4          6.0
Lipper Colorado Municipal Bond Fund Average                          -0.4          1.2          5.9
Lehman Brothers Municipal Bond Index                                 -0.1          1.8          7.0


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

LETTER FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

CURRENT OBSERVATIONS IN PERSPECTIVE

SMOOTH SAILING CONTINUES TO BE THE FORECAST FOR THE ECONOMY, AND THESE CLEAR SKIES HAVE BEEN A POSITIVE FOR FINANCIAL MARKETS. The economy grew at a 4.1% annual rate in the first calendar quarter of 1999. We are now entering the 9th year of economic expansion, which is the second longest post-war recovery. Major economic indicators, including inflation, unemployment, automobile and home sales, show no signs the current robust economy is about to falter. At this late stage of previous economic cycles storm clouds are usually visible, namely inflation was heating-up and interest rates were escalating. That is not the case today. Inflation is at generation lows and interest rates are subdued. ALL THESE FORCES ARE CREATING A POSITIVE PSYCHOLOGY FOR CONSUMERS AS EVIDENCED BY CONTINUED HIGH CONSUMER CONFIDENCE.

BUT AFTER EIGHT AMAZING YEARS OF ECONOMIC GROWTH CAN THE ECONOMY CONTINUE TO EXPAND? Corporate profits actually fell for all of 1998. For corporate profits to resume strong growth it is necessary that this aging economy remain well balanced. Inflation, employment, interest rates, and consumer confidence must remain cooperative. This delicate balance is not impossible, but it does become more difficult as the strains of an aging expansion (e.g. high levels of consumer debt) manifest themselves.

A dramatic characteristic of today's markets is the CONTINUED PERFORMANCE DISPARITY WITHIN THE MARKET. Three forces are influencing the market: "value" type investments versus "growth" selections, technology versus more traditional manufacturing, and large-company versus small-company. Each of these three sectors has developed huge divergence in valuations between the popular and the not-so-popular stocks. Historically such disparate returns in investment styles tend to average out over time. In a stock market as bifurcated as today's, we believe there are attractive investment opportunities to capitalize on. THE FLIP SIDE OF OVERVALUATION IN SOME SECTORS IS THAT VERY REASONABLY PRICED INVESTMENTS EXIST IN THE OUT-OF-FAVOR SECTORS. Our research continues to seek out and find those situations that offer attractive valuations and growth opportunities for the assets entrusted to us.

SUMMARY

We are constantly impressed with how pervasive common stock ownership is today. It is a part of human nature that people are influenced most strongly by their recent experiences. The experiences of both stock and bond investors have been exceptionally rewarding and strongly reinforcing over recent years. Five year stock returns have averaged over 25% annually and bonds have returned over 10% annually. Both of these returns are more than double the long-term average. Against this backdrop investor confidence has continued to move higher.

In today's markets, which have demonstrated increased volatility, it will be important that investors maintain a long-term focus. We often counsel that a balanced portfolio, which includes for most


2  -----------------------------------------------------------------------[LOGO]

LETTER FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

investors some bonds as well as stocks, is an effective way to reduce price volatility. This diversification can create a "comfort zone" for investors during rapidly changing market conditions.

We thank you for your investment in the Aristata Mutual Funds, and we appreciate the trust and confidence you have placed with us. Our goal is to deliver long-term successful investment returns through sound investment disciplines.

Sincerely,

/s/ H. David Lansdowne

H. David Lansdowne, CFA
President
Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.


[LOGO] ----------------------------------------------------------------------  3

FUND REVIEW
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND

PERFORMANCE

The Aristata Equity Fund returned 15.1% and 9.4% during the last six and twelve months respectively. While these are strong absolute results and are competitive with the equity income mutual fund peer group the Fund fell short of the extraordinary gains achieved by the market as measured by the Standard & Poor's
500. There has been much written about the performance disparity of the overall market compared to the exceptional results of a relatively few large-cap growth companies that increasingly influence the S&P 500. However, for the 3 months ending April 30th there has been a broadening in numbers of stocks that are performing better than the S&P 500. These recent positive trends are apparent for the Aristata Equity Fund as evidenced in the latest 3 month results. In our opinion, the broader advance of stocks in recent months is constructive and this is a healthy development for the market in general. The recent apparent change in market leadership is quite dramatic and benefited many of the stocks contained in the Aristata portfolio.

EQUITY MARKET OVERVIEW

During the past twelve months, three main forces negatively impacted the Aristata Equity Fund's comparative performance. Specifically, the VALUE INVESTMENT STYLE has lagged significantly the returns posted by growth managers, and COMPANY SIZE (i.e. large capitalization stock performance) trounced the performance of most stocks. We concur with The Wall Street Journal article that appeared on January 7, 1999, which made the following observation:

[CHART]

    IN FACT, 83% OF DIVERSIFIED U.S.-STOCK FUNDS UNDER PERFORMED THE S&P 500 IN 1998, ACCORDING TO LIPPER. STILL, INVESTORS SHOULDN'T CONCLUDE THAT FUND MANAGERS HAVE COLLECTIVELY LOST THEIR TOUCH...THE HUGE ADVANCE IN THE S&P 500 WAS DRIVEN BY STRONG RESULTS AT A SURPRISINGLY SHORT LIST OF BIG FAST-GROWING COMPANIES, SUCH AS TECHNOLOGY GIANTS INTEL CORP., AND DELL COMPUTER...THE RUSSELL 2000 SMALL-STOCK INDEX ENDED 1998 WITH A 3.45% NEGATIVE RETURN.


4  -----------------------------------------------------------------------[LOGO]

FUND REVIEW
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND (CON'T.)

Finally, DIVERSIFICATION was not a "performance" virtue last year. Controlling risk by avoiding concentration (a mandate we feel is still very important) meant that it was difficult to "beat the market." Aristata's diversification included several key positions that recorded negative returns last year. Some of the larger portfolio representations and the average 1998 industry returns included:
REITS (-12%), oil and gas (-18%), oil and energy service (-50%), and related commodity areas-chemicals,paper,metals (-20%). These sectors represented about 20% of total Aristata investments, and while not all these positions were owned for the entire year these investments did significantly curtail 1998 returns. The good news, however, is that many of these industries have been much stronger performers in 1999.

PORTFOLIO UPDATE

The Aristata Equity Fund offers a solid, low-risk, diversified, value oriented investment portfolio especially attractive in today's market. The portfolio's current valuation characteristics (i.e. a price-to-

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500 AND THE VALUE LINE COMPOSITE.

[GRAPH]

--------------------------------
          PERFORMANCE
      AS OF APRIL 30, 1999
--------------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
   1 Year                9.39%
   Since Inception      12.23%
--------------------------------

--------------------------------
  FUND VALUE VS. INDEX VALUE
      AT APRIL 30, 1999
--------------------------------
Aristata Equity Fund     $11,435
S&P 500                  $12,939
Value Line Composite      $9,517
--------------------------------

[LOGO]-----------------------------------------------------------------------  5

FUND REVIEW
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND (CON'T.)

earnings ratio (PE) of 16x versus 26x for the market and its above average company yield of 2.4%) exemplify the low risk, value orientation of the current investments. Stock market history strongly demonstrates that performance will shift, at some point, to encompass a broader list of companies. The Aristata Equity portfolio, with its well-diversified holdings, is positioned to benefit from this anticipated change.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

PERFORMANCE

[CHART]

The Aristata Quality Bond Fund's total return for the year ending April 30, 1999 was 5.49%. The Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Intermediate Bond Index registered comparable returns of 6.28% and 6.37% respectively. Net assets of the Aristata Quality Bond Fund were $52.0 million as of April 30th. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $17.5 million for the same ending period, while its 12 month total return was 5.40%. Comparable returns for the Lipper Municipal Intermediate Bond Index and the Lehman Brothers Municipal Bond Index were 5.98% and 6.95% respectively.

[CHART]

FIXED INCOME MARKET REVIEW

The fixed income markets experienced a volatile start for 1999 as long-term Treasury yields rose more than 60 basis points since the beginning of the year.


6  -----------------------------------------------------------------------[LOGO]

FUND REVIEW
--------------------------------------------------------------------------------

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

Concerns that eight years of U.S. economic growth, coupled with a robust 4th quarter economic activity level, have led to fears of higher inflation.

The continued vigor within the economy is being led by the strength in personal income growth, the surge in equity wealth, and high levels of consumer confidence. Retail and auto sales have remained strong. Commodity prices have stabilized, while crude oil prices are up 60% since February.

During the past 6-month period U.S. bond prices have fallen. However, overall inflationary indicators have stayed relatively mild despite the economy's extraordinary strength. Also contributing to the volatility in the fixed income markets has been the ongoing military conflict in Kosovo.

The Federal Reserve has left short-term interest rates unchanged since its 1st quarter Federal Open Market Committee meeting. In the months ahead, continued economic productivity and benign inflation may be needed for the Federal Reserve to maintain its stable monetary policy.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX.
[GRAPH]

--------------------------------
          PERFORMANCE
      AS OF APRIL 30, 1999
--------------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
   1 Year                5.49%
   Since Inception       5.33%
--------------------------------


------------------------------------------------------------
               FUND VALUE VS. INDEX VALUE
                    AT APRIL 30, 1999
------------------------------------------------------------
Aristata Quality Bond Fund                           $10,622
Lehman Bros. Gov't/Corp. Bond Index                  $10,713
Lehman Bros. Gov't/Corp. Interm. Bond Index          $10,723
------------------------------------------------------------

[LOGO]-----------------------------------------------------------------------  7

FUND IN REVIEW
--------------------------------------------------------------------------------

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

[CHART]

During the period under review, a large supply of corporate and agency debt provided us with an opportunity to increase our corporate and agency holdings with attractive yields. Federal government budget surpluses also reduced the amount of issuance of Treasury securities. The Aristata Quality Bond Fund holds 58% in high-grade corporate bonds and 39% in U.S. Government and agency obligations.

Reflective of the turbulence in the Treasury market, the taxable Treasury yield curve (yield difference between 2 and 30 year bonds) steepened. Long-term treasury yields rose from a low of 4.71% in October, to 5.60% at the end of April. Throughout this time, the Fund maintained a well-diversified mix of high quality intermediate bonds. The Fund's average maturity on April 30th was 6.6 years.

In the months ahead, a renewed appetite for yield should benefit corporate and agency securities.

[CHART]

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

After reaching a near record in 1998 issuance, the number of municipal new issue bonds has declined significantly in early 1999. Overall municipal volume of the 1st quarter 1999 is down almost 20% from the 1st quarter a year ago.

During the latter part of 1998, municipal bond yields offered compelling value over other fixed income securities. Intermediate municipal yields were in excess of 90% of Treasury yields, while


8  -----------------------------------------------------------------------[LOGO]

FUND IN REVIEW
--------------------------------------------------------------------------------

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

long-term municipal yields were almost 100% of long taxable yields. As Colorado municipal issues were offered, the Aristata Colorado Quality Tax-Exempt Fund was able to find attractive tax-exempt yields. The average maturity of the Fund was
7.6 years on April 30th.

We continue to focus on the high credit quality sectors of the municipal market. Our emphasis will be to maintain a balanced selection of Colorado municipal bonds, while providing tax-free income to the portfolio.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

[GRAPH]

--------------------------------
          PERFORMANCE
      AS OF APRIL 30, 1999
--------------------------------
AVERAGE ANNUAL TOTAL RETURN (1)
   1 Year                5.40%
   Since Inception       4.83%
--------------------------------


------------------------------------------------------------
               FUND VALUE VS. INDEX VALUE
                   AT APRIL 30, 1999
------------------------------------------------------------
Aristata Colorado Quality Tax-Exempt Fund            $10,564
Lipper Municipal Interm. Bond Fund Index             $10,556
Lehman Brothers Municipal Bond Index                 $10,656
------------------------------------------------------------

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) QUALITY PROFILE BASED ON EACH SECURITY'S HIGHEST RATING FROM MOODY'S OR S&P.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH APRIL 30, 1999. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


[LOGO]-----------------------------------------------------------------------  9

FUND IN REVIEW
--------------------------------------------------------------------------------

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX and the LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX are unmanaged indices which are a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index which is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is an unmanaged index which measures the performance of bonds funds which are exempt from taxation of the state of Colorado. The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED AVERAGE is an unmanaged index which measures the performance of fixed income funds which invest at least 65% of assets in corporate debt issues rated "A" or better or government issues. The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER EQUITY INCOME INDEX, an unmanaged index, is created using the mean change in NAV on a daily basis of its 30 component funds. The funds are the 30 largest funds by asset size meeting the following objective: A fund that seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equity securities. The largest share class in a portfolio is used and eliminates all other share classes. The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index which measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over-the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


10 -----------------------------------------------------------------------[LOGO]

[LETTERHEAD]

   INDEPENDENT AUDITORS' REPORT
   TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
   FINANCIAL INVESTORS TRUST:

   We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 1999, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the period from March 2, 1998 to April 30, 1998 and the year ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund of Financial Investors Trust as of April 30, 1999, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the period from March 2, 1998 to April 30, 1998 and the year ended April 30,1999 in conformity with generally accepted accounting principles.

   /s/ Deloitte & Touche LLP

   DELOITTE & TOUCHE LLP
   DENVER, COLORADO
   JUNE 3, 1999


---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------


[LOGO]----------------------------------------------------------------------- 11

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999

                                Shares        Value*
                                ------        ------
COMMON STOCKS - 96.60%
BASIC MATERIALS - 3.37%
CHEMICALS - 1.95%
Hanna (M. A.) Co.               55,000    $  890,312
Sigma Aldrich Corp.             29,200       949,000
                                        ------------
                                           1,839,312
                                        ------------
METALS - 0.61%
Worthington Industries, Inc.    42,000       580,125
                                        ------------
PAPER/PACKAGING - 0.81%
Caraustar Industries, Inc.      30,000       765,000
                                        ------------

TOTAL BASIC MATERIALS                      3,184,437
                                        ------------

BUILDING/REAL ESTATE - 8.98%
BUILDING MATERIALS - 4.47%
Lafarge Corp.                   57,000     1,927,313
Vulcan Materials Co.            48,000     2,292,000
                                        ------------
                                           4,219,313
                                        ------------
R.E.I.T./REAL ESTATE - 4.51%
Archstone Community Trust       51,000     1,157,062
Duke Realty Investments, Inc.   90,000     2,115,000
Health & Retirement Pptys Trust 67,000       979,875
                                        ------------
                                           4,251,937
                                        ------------

TOTAL BUILDING/REAL ESTATE                 8,471,250
                                        ------------

CONSUMER DURABLES - 4.23%
HOUSEHOLD GOODS - 4.23%
Eastman Kodak Co.               23,500     1,753,688
La Z Boy, Inc.                  55,000     1,082,812
Leggett & Platt, Inc.           50,000     1,153,125
                                        ------------

TOTAL CONSUMER DURABLES                    3,989,625
                                        ------------

CONSUMER SERVICES - 0.93%
RESTAURANTS - 0.93%
Bob Evans Farms, Inc.           48,000       879,000
                                        ------------

TOTAL CONSUMER SERVICES                      879,000
                                        ------------

CONSUMER STAPLES - 12.50%
FOOD/BEVERAGE - 3.92%
Corn Products Int'l, Inc.       17,000       490,875
Dole Food Co.                   27,000       857,250
Earthgrains Co.                 50,000     1,059,375
Riviana Foods, Inc.             66,000     1,287,000
                                        ------------
                                           3,694,500
                                        ------------
PACKAGED GOODS - 2.63%
Avon Products, Inc.             38,000     2,063,875
Helen of Troy Corp, Ltd.**      30,000       420,000
                                        ------------
                                           2,483,875
                                        ------------
RETAIL - 4.04%
Dayton Hudson Corp.             38,000     2,557,875
May Department Stores Co.       31,500     1,254,094
                                        ------------
                                          3,811,969
                                        ------------
TEXTILE/APPAREL - 1.91%
Burlington Industries, Inc.**  150,000     1,218,750
Stride Rite Corp.               50,000       584,375
                                        ------------
                                           1,803,125
                                        ------------

TOTAL CONSUMER STAPLES                    11,793,469
                                        ------------

ENERGY - 11.27%
OIL FIELD SERVICES - 2.91%
Baker Hughes, Inc.              49,000     1,463,875
Halliburton Co.                 30,000     1,278,750
                                        ------------
                                           2,742,625
                                        ------------
OIL & GAS - 8.36%
Atlantic Richfield Co.          43,800     3,676,462
Royal Dutch Petroleum Co.       19,200     1,126,800
Texaco, Inc.                    49,200     3,087,300
                                        ------------
                                           7,890,562
                                        ------------

TOTAL ENERGY                              10,633,187
                                        ------------

FINANCIAL - 6.82%
BANKS/S & L/FINANCE/LEASE - 3.70%
Morgan J. P. & Co., Inc.        12,000     1,617,000
PNC Bank Corp.                  32,400     1,875,150
                                        ------------
                                           3,492,150
                                        ------------
BROKERS/FINANCIAL SERVICES - 2.35%
Marsh & McLennan Cos., Inc.     29,000     2,220,312
                                        ------------


12 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

                                Shares        Value*
                                ------        ------
FINANCIAL (CONTINUED)
INSURANCE - 0.77%
Allstate Corp.                  20,020    $  728,228
                                        ------------

TOTAL FINANCIAL                            6,440,690
                                        ------------

HEALTHCARE - 8.04%
DRUGS - 4.47%
American Home Products Corp.    45,000     2,745,000
AMGEN, Inc.**                   24,000     1,474,500
                                        ------------
                                           4,219,500
                                        ------------
HEALTHCARE SERVICES - 1.98%
United Healthcare Corp.         33,200    1,863,350
                                        ------------
MEDICAL PRODUCTS - 1.59%
Bausch & Lomb, Inc.             20,000     1,500,000
                                        ------------

TOTAL HEALTHCARE                           7,582,850

INDUSTRIAL PRODUCTS - 23.26%
AEROSPACE - 2.00%
AAR Corp.                       47,000       893,000
B.F. Goodrich & Co.             25,000       993,750
                                        ------------
                                           1,886,750
                                        ------------
ELECTRICAL PRODUCTS - 6.29%
ABB AB Sponsored ADR           157,000     2,198,000
Emerson Electric Co.            23,000     1,483,500
Molex, Inc.                     40,000     1,290,000
Motorola, Inc.                  12,000       961,500
                                        ------------
                                           5,933,000
                                        ------------
INDUSTRIAL COMPONENTS - 7.69%
CAE, Inc.                      100,500       638,336
Hussmann International, Inc.    50,000       793,750
Ingersoll Rand Co.              53,750     3,718,828
Kennametal, Inc.                37,000       982,812
Pall Corp.                      61,000     1,124,688
                                        ------------
                                           7,258,414
                                        ------------
OFFICE EQUIPMENT/E.D.P. - 7.28%

Electronic Data Systems Corp.   25,000     1,343,750
Hewlett-Packard Co.             17,500     1,380,313
International Business
   Machines Corp.               16,500     3,451,594
Seagate Technology, Inc.**      25,000       696,875
                                        ------------
                                           6,872,532
                                        ------------

TOTAL INDUSTRIAL PRODUCTS               $ 21,950,696
                                        ------------

TRANSPORTATION - 3.09%
RAILS/TRUCKS/MARINE - 3.09%
Roadway Express, Inc.          104,500     1,881,000
Ryder System, Inc.              39,300     1,036,537
                                        ------------

TOTAL TRANSPORTATION                       2,917,537
                                        ------------

UTILITIES - 14.11%
COMMUNICATIONS - 5.03%
Bellsouth Corp.                 56,000     2,506,000
GTE Corp.                       33,500     2,242,406
                                        ------------
                                           4,748,406
                                        ------------
ELECTRIC UTILITIES - 5.08%
Duke Energy Corp.               23,000     1,288,000
New Century Energies, Inc.      76,150     2,665,250
Utilicorp United, Inc.          34,500       843,094
                                        ------------
                                           4,796,344
                                        ------------
GAS UTILITIES - 4.00%
Northwest Natural Gas Co.       81,750     1,844,484
Questar Corp.                  106,100     1,929,694
                                        ------------
                                           3,774,178
                                        ------------

TOTAL UTILITIES                           13,318,928
                                        ------------

TOTAL COMMON STOCKS                       91,161,669
  (Cost $53,890,093)                    ------------

CLOSED-END FUNDS - 1.84%
FOREIGN - 1.84%
Asia Tigers Fund             1,000,000       868,750
Morgan Stanley Asia-Pac. Fund   95,000       866,875
                                        ------------

TOTAL CLOSED-END FUNDS                     1,735,625
  (Cost $1,445,901)                     ------------

SHORT-TERM INVESTMENTS - 0.87%
MUTUAL FUNDS - 0.87%
Fifth Third C/P Fund           822,487       822,487
                                        ------------

TOTAL SHORT-TERM INVESTMENTS                 822,487
  (Cost $822,487)                       ------------


[LOGO]----------------------------------------------------------------------- 13

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

                                              Value*
                                              ------
TOTAL INVESTMENTS                99.31%   93,719,781
  (Cost $56,158,481)

Other Assets in Excess
  of Liabilities                 0.69%       652,966
                          --------------------------

NET ASSETS                     100.00%   $94,372,747
                          --------------------------
                          --------------------------

* See note 1 to financial statements.
**Denotes non-income producing security.


ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999

Due               Bond Rating**  Principal
Date      Coupon      Moody's     Amount      Value*
----      ------      -------     ------      ------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 39.10%
U.S. TREASURY NOTES - 6.82%
08/15/05    6.500%        Aaa $1,900,000  $2,014,000
07/15/06    7.000%        Aaa  1,400,000   1,531,250
                                        ------------
                                           3,545,250
                                        ------------

U.S. TREASURY BONDS - 6.67%
02/15/07    7.625%        Aaa  1,367,000   1,443,467
11/15/07    7.875%        Aaa    920,000     991,588
05/15/10   10.000%        Aaa    840,000   1,030,313
                                        ------------
                                           3,465,368
                                        ------------

FEDERAL FARM CREDIT BANK - 0.95%
01/22/08    6.120%        Aaa    500,000     492,304
                                        ------------

FEDERAL HOME LOAN BANK - 6.35%
07/27/07    7.000%        Aaa    800,000     806,490
11/14/07    7.000%        Aaa    300,000     302,991
01/07/13    7.010%        Aaa    500,000     495,830
09/18/13    6.535%        Aaa    500,000     485,923
10/29/13    6.150%        Aaa    250,000     238,383
02/25/14    6.540%        Aaa    250,000     242,371
03/10/14    6.730%        Aaa    250,000     244,673
06/08/18    7.000%        Aaa    500,000     487,205
                                        ------------
                                           3,303,866
                                        ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.09%
01/20/09    6.265%        Aaa    500,000     489,705
11/05/12    7.115%        Aaa    800,000     810,617
03/18/13    6.650%        Aaa    500,000     494,828
07/08/13    6.850%        Aaa    500,000     492,350
11/19/13    6.600%        Aaa    500,000     486,570
03/03/14    6.800%        Aaa    200,000     196,429
04/14/14    6.950%        Aaa    200,000     197,188
                                        ------------
                                           3,167,687
                                        ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.22%
12/27/04    6.400%        Aaa    500,000     500,850
05/23/05    6.430%        Aaa    500,000     500,520
09/20/06    7.930%        Aaa    800,000     808,420


14 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

Due               Bond Rating**  Principal
Date      Coupon      Moody's     Amount      Value*
----      ------      -------     ------      ------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
06/26/07    7.170%        Aaa $  500,000 $   505,569
01/29/08    6.460%        Aaa    500,000     496,769
04/24/08    6.650%        Aaa    500,000     494,679
05/05/08    6.780%        Aaa    250,000     249,552
02/04/09    6.030%        Aaa    500,000     482,473
10/16/12    7.080%        Aaa    400,000     400,451
12/03/12    6.920%        Aaa    800,000     801,483
01/22/13    6.440%        Aaa    500,000     491,383
01/25/13    5.920%        Aaa    500,000     492,506
03/10/16    8.200%        Aaa    105,000     125,550
                                        ------------
                                           6,350,205
                                        ------------

TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS                        20,324,680
  (Cost $19,357,861)                    ------------

Due               Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount      Value*
----      ------  -----------     ------      ------
CORPORATE BONDS - 57.68%
COMMUNICATIONS - 3.86%
AT&T Corp.
03/15/09     6.00%     A1/AA-    250,000     245,216
New England Telephone & Telegraph Co.
10/15/07    7.375%     Aa2/AA    100,000     100,972
New York Telephone Co.
02/15/04    6.250%      A2/A+    500,000     507,953
Southern New England Telephone Co.
12/15/03    6.125%     Aa3/AA    700,000     710,371
Southwestern Bell Telephone Co.
06/01/03    5.875%     Aa3/AA    145,000     142,546
06/01/08    6.750%     Aa3/AA    300,000     302,474
                                        ------------

TOTAL COMMUNICATIONS                       2,009,532
                                        ------------

ELECTRIC UTILITIES - 1.58%
Consolidated Edison Co.
02/01/02    6.625%      A1/A+    800,000     820,029
                                        ------------

TOTAL ELECTRIC UTILITIES                     820,029
                                        ------------

Due                Bond Rating** Principal
Date      Coupon    Moody's/S&P   Amount      Value*
----      ------      -------     ------      ------
FINANCIAL - 19.98%
AGRICULTURE - 0.82%
John Deere Capital Corp.
10/23/01     5.35%      A2/A+ $  430,000  $  424,990
                                        ------------
AUTOMOBILE - 0.98%
Ford Motor Credit Co.
06/30/03    6.625%       A1/A    500,000     510,783
                                        ------------
BANKS/S & L/FINANCE/LEASE - 8.78%
Bank of America Corp.
04/15/00    5.375%     Aa2/A+    700,000     699,821
05/12/05    7.125%     Aa2/A+    500,000     519,358
Bankers Trust New York Corp.
03/01/01    9.400%    A3/BBB+    350,000     367,965
01/15/02    7.500%    A3/BBB+    300,000     308,290
Citicorp
08/15/05    6.750%      A1/A+    700,000     716,337
First Bank System
10/15/03    6.000%       A1/A    500,000     499,920
Heller Financial, Inc.
03/15/00    5.625%      A3/A-    550,000     550,906
International Lease Finance Corp.
08/15/99    6.500%      A1/A+    700,000     702,335
NCNB Corp.
08/01/02    7.750%      A2/A+    200,000     200,164
                                        ------------
                                           4,565,096
                                        ------------
BROKERS/FINANCIAL SERVICES - 6.99%
Associates Corp. of North America
03/15/00    6.000%    Aa3/AA-    800,000     804,006
Bear Stearns Cos., Inc.
04/15/03    6.750%       A2/A    750,000     762,515
Merrill Lynch & Co.
04/27/08    7.000%    Aa3/AA-    700,000     723,715
Morgan Stanley Dean Witter & Co.
10/15/01    8.875%     Aa3/A+    400,000     428,691
03/01/03    6.875%     Aa3/A+    350,000     359,563
01/15/07    8.330%     Aa3/A+    500,000     555,950
                                        ------------
                                           3,634,440
                                        ------------


[LOGO]----------------------------------------------------------------------- 15

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

Due               Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount      Value*
----      ------  -----------     ------      ------
FINANCIAL (CONTINUED)
INSURANCE - 2.41%
Allstate Insurance Corp.
06/15/03    6.750%       A1/A $  550,000  $  561,075
CNA Financial Corp.
11/15/03    6.250%      A3/A-    700,000     689,067
                                        ------------
                                           1,250,142
                                        ------------

TOTAL FINANCIAL                           10,385,451
                                        ------------

INDUSTRIAL - 32.26%
AEROSPACE - 0.97%
Boeing Co.
06/15/03    6.350%     A1/AA-    500,000     505,658
                                        ------------
AUTOMOBILE - 1.68%
Ford Motor Co.
09/15/01    9.000%       A1/A    350,000    374,241
General Motors Corp.
05/01/05    6.250%       A2/A    500,000     499,559
                                        ------------
                                             873,800
                                        ------------
BROADCASTING/ENTERTAINMENT - 1.00%
Walt Disney Co.
03/30/06    6.750%       A2/A    500,000     518,158
                                        ------------
BUILDING MATERIALS - 1.97%
Hanson Trust PLC
01/15/03    7.375%       A3/A    300,000     313,309
Martin Marietta Corp.
04/15/03    6.500%  Baa1/BBB+    700,000     711,990
                                        ------------
                                           1,025,299
                                        ------------
BUSINESS INFORMATION/SERVICES - 2.79%
WMX Technologies
11/15/99    8.250%  Baa3/BBB+    200,000     202,631
12/01/03    6.375%  Baa3/BBB+    500,000     502,766
Xerox Corp.
04/15/02    8.125%       A2/A    700,000     744,199
                                        ------------
                                           1,449,596
                                        ------------
CHEMICALS - 1.42%
E. I. duPont de Nemours & Co.
03/15/04    8.125%    Aa3/AA-    200,000     218,593
ICI Wilmington, Inc.
01/15/02    7.500%    Baa1/A- $  500,000  $  516,952
                                        ------------
                                             735,545
                                        ------------
DRUGS - 0.80%
American Home Products Corp.
02/15/00    7.700%       A2/A    200,000     203,663
Eli Lilly & Co.
12/01/01    8.125%     Aa3/AA    200,000     212,431
                                        ------------
                                             416,094
                                        ------------
FOOD/BEVERAGE - 2.56%
Archer Daniels Midland Co.
05/15/03    6.250%    Aa3/AA-    700,000     706,924
Philip Morris Cos., Inc.
05/15/02    7.625%       A2/A    600,000     625,914
                                        ------------
                                           1,332,838
                                        ------------
HOTEL/RESORT - 1.13%
Carnival Corp.
04/15/08    6.150%       A2/A    600,000     589,904
                                        ------------
HOUSEHOLD GOODS - 2.56%
Colgate Palmolive Co.
12/01/99    6.860%       A1/A    700,000    706,996
Hasbro, Inc.
07/15/08     6.15%       A2/A    300,000     298,730
Whirlpool Corp.
03/01/03    9.000%  Baa1/BBB+    300,000     324,329
                                        ------------
                                           1,330,055
                                        ------------
INDUSTRIAL COMPONENTS - 0.97%
Ingersoll Rand Co.
08/07/00    6.540%      A3/A-    500,000     504,896
                                        ------------
METALS - 2.52%
Alcan Aluminum Ltd.
04/01/00    5.875%      A2/A-    700,000     704,711
11/01/08    6.250%      A2/A-    630,000     607,365
                                        ------------
                                           1,312,076
                                        ------------
OFFICE EQUIPMENT/E.D.P. - 2.76%
Honeywell, Inc.
08/16/99    7.460%       A2/A    700,000     704,208


16 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------


ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

Due               Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount      Value*
----      ------  -----------     ------      ------
OFFICE EQUIPMENT/E.D.P. (CONTINUED)
International Business Machines Corp.
11/01/02    7.250%      A1/A+ $  700,000  $  731,238
                                        ------------
                                           1,435,446
                                        ------------
OIL & GAS - 1.43%
British Petroleum Co.
05/15/02    7.875%     Aa1/AA    700,000     741,963
                                        ------------
OIL FIELD SERVICES - 1.36%
Dresser Industries, Inc.
06/01/00    6.250%    Aa3/AA-    700,000     705,142
                                        ------------
PACKAGED GOODS - 0.98%
Fortune Brands, Inc.
04/01/08    6.250%       A2/A    500,000     508,418
                                        ------------
PAPER/PACKAGING - 1.58%
Avery Dennison Corp.
04/15/05    6.750%       A2/A    800,000     819,466
                                        ------------
RESTAURANTS - 1.37%
McDonalds Corp.
09/01/05    6.625%     Aa2/AA    700,000     713,164
                                        ------------
RETAIL - 2.41%
Dillard's, Inc.
06/01/06    7.375%   Baa1/BBB    500,000     512,787
JC Penney, Inc.
11/15/03    6.125%       A3/A    750,000     737,925
                                        ------------
                                           1,250,712
                                        ------------

TOTAL INDUSTRIAL                          16,768,230
                                        ------------
TOTAL CORPORATE BONDS                     29,983,242
  (Cost $29,209,197)                    ------------

                              Principal
                                Amount        Value*
                                ------        ------
SHORT-TERM INVESTMENTS - 1.67%
MUTUAL FUNDS - 1.67%
Fifth Third C/P Fund         $ 678,593     $ 678,593
Fifth Third U.S. Treasury Fund 189,669       189,669
                                        ------------

TOTAL SHORT-TERM INVESTMENTS                 868,262
  (Cost $868,262)                       ------------

TOTAL INVESTMENTS                98.45%   51,176,184
  (Cost $49,435,320)

Other Assets in Excess
  of Liabilities                 1.55%       804,040
                         ---------------------------

NET ASSETS                     100.00%   $51,980,224
                         ---------------------------
                         ---------------------------

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 1999. Ratings are not covered by the Report of Independent Auditors.


[LOGO]----------------------------------------------------------------------- 17

ARISTATA FUNDS
--------------------------------------------------------------------------------


ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999

Due               Bond Rating**  Principal
Date      Coupon   Moody's/S&P    Amount      Value*
----      ------   -----------    ------      ------
COLORADO MUNICIPAL OBLIGATIONS - 95.12%
PREREFUNDED - 23.41%
Adams County, GO
School District #12, FGIC
12/15/07    7.300%    Aaa/AAA $  100,000  $  106,065
Arapahoe County, GO
School District #5
12/15/10    7.125%      Aa/AA    400,000     426,752
Colorado Springs Utilities, Rev
11/15/15    6.500%    Aa2/AAA     15,000      16,337
Denver City & County
School District #1
Certificates of Participation
12/01/06    6.600%        A/A    500,000     551,935
Fort Collins Storm Drainage, Rev
12/01/11    6.625%      A1/NR    300,000     325,407
Greeley Water, GO
12/01/11    6.600%     A1/AA-    400,000     430,080
Larimer County, GO
School District #R-1
12/15/11    7.000%      NR/NR    250,000     264,193
Platte River Power Authority, Rev
06/01/18    5.750%     Aaa/A+    900,000     901,917
Regional Transportation District, Rev
Sales Tax, FGIC
11/01/04    7.000%    Aaa/AAA    500,000     530,905
South Suburban, Rev
Park & Recreation District, FGIC
12/15/10    6.700%    Aaa/AAA    500,000     544,070
                                        ------------

TOTAL PREREFUNDED                          4,097,661
  (Cost $3,623,216)                     ------------

GENERAL OBLIGATION BONDS - 39.71%
Adams County
School District #12, FGIC
12/15/09    5.250%    Aaa/AAA    500,000     532,220
Adams County
School District #50
12/01/10    5.250%     A1/AA-    500,000     521,570
Boulder County Library
10/01/06    5.900%    Aa1/AA+    300,000     317,805

Due               Bond Rating**  Principal
Date      Coupon   Moody's/S&P    Amount      Value*
----      ------   -----------    ------      ------
Boulder County Open Space
06/15/08    5.100%      NR/AA $  500,000  $  526,110
Boulder Valley
School District #Re-2
10/15/08    6.250%      A1/AA    500,000     528,965
City & County of Denver
School District #1, FGIC
12/01/19    5.000%    Aaa/AAA    300,000     296,568
Douglas County
School District #Re-1, MBIA
12/15/03    5.650%    Aaa/AAA    400,000     431,236
Fort Collins Water
12/01/02    6.000%     Aa1/AA    200,000     215,448
Highlands Ranch
Metropolitan District #4
12/01/01    5.200%    Aa1/AA+    250,000     260,038
12/01/03    5.375%    Aa1/AA+    250,000     266,875
Morgan & Washington Counties
School District #Re-2J, FSA
12/01/01    5.600%    Aaa/AAA    500,000     524,465
Morgan County
School District #Re-3, AMBAC
12/01/12    4.450%    Aaa/AAA    175,000     170,259
12/01/18    4.800%    Aaa/AAA    250,000     241,670
San Miguel County
School District #R-1, MBIA
12/01/06    5.200%    Aaa/AAA    500,000     533,515
South Suburban Park &
Recreation District, FGIC
12/15/06    5.050%    Aaa/AAA    500,000     523,880
Summit County
School District #Re-1, FGIC
12/01/07    5.250%    Aaa/AAA    500,000     527,560
Thornton, FSA
12/01/07    5.150%    Aaa/AAA    500,000     530,965
                                        ------------

TOTAL GENERAL OBLIGATION BONDS             6,949,149
  (Cost $6,600,194)                     ------------


18 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
APRIL 30, 1999 (CONTINUED)

Due               Bond Rating**  Principal
Date      Coupon   Moody's/S&P    Amount      Value*
----      ------   -----------    ------      ------
REVENUE BONDS - 32.00%
EDUCATION - 1.49%
Colorado State Colleges
Mesa State College, MBIA
05/15/03    5.000%    Aaa/AAA $  250,000  $  261,327
                                        ------------
FINANCE - 8.51%
Aurora
Certificates of Participation
12/01/00    5.600%        A/A    500,000     511,060
Douglas County, MBIA
Certificates of Participation
11/01/09    5.500%    Aaa/AAA    500,000     544,545
El Paso County School District #38
Certificates of Participation
12/01/05    6.750%      A1/NR    400,000     433,448
                                        ------------
                                           1,489,053
                                        ------------
HOUSING - 1.71%
Colorado Housing Finance Authority
Single Family Housing
11/01/14    7.150%    Aa1/AA+    225,000     232,308
Colorado Housing Finance Authority
Multi-Family Housing
10/01/19    6.000%    Aa2/AA+     15,000      15,030
Commerce City
Single Family Housing
03/01/12    6.875%     Aaa/NR     50,000      52,073
                                        ------------
                                             299,411
                                        ------------
POWER - 1.81%
Adams County
Pollution Control, MBIA
04/01/08    5.625%    Aaa/AAA    300,000     315,948
                                        ------------
SPECIAL TAX - 7.77%
Boulder Sales/Use Tax
08/15/02    5.350%     Aa3/A+    500,000     525,950
Broomfield Sales/Use Tax, AMBAC
06/01/05    6.000%    Aaa/AAA    300,000     321,402
Douglas County Sales/Use Tax, MBIA
10/15/07    5.250%    Aaa/AAA    300,000     318,408
Glenwood Springs Sales/Use Tax, MBIA
10/01/18    4.800%    Aaa/AAA    200,000     194,768
                                        ------------
                                           1,360,528
                                        ------------
Due               Bond Rating**  Principal
Date      Coupon   Moody's/S&P    Amount      Value*
----      ------   -----------    ------      ------
TRANSPORTATION - 1.51%
Arapahoe County
Highway E-470, MBIA
08/31/05    5.150%    Aaa/AAA $  250,000  $  264,927
                                        ------------
UTILITY - 9.20%
Colorado Springs Utilities
11/15/15    6.500%     Aa2/AA    235,000     254,000
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06    6.550%    Aaa/AAA    500,000     543,845
Colorado Water Reservoir & Power
Development Authority
09/01/07    5.250%    Aaa/AAA    250,000     266,837
09/01/15    4.750%    Aaa/AAA    125,000     123,177
Fountain Valley Authority
Water Treatment
12/01/07    5.200%      Aa/AA    400,000     422,276
                                        ------------
                                           1,610,135
                                        ------------

TOTAL REVENUE BONDS                        5,601,329
  (Cost $5,286,201)                     ------------

TOTAL COLORADO MUNICIPAL
  OBLIGATIONS                             16,648,139
  (Cost $15,509,611)                    ------------

TOTAL INVESTMENTS                 95.12%  16,648,139
  (Cost $15,509,611)

Other Assets in Excess
  of Liabilities                   4.88%     853,699
                         ---------------------------

NET ASSETS                       100.00% $17,501,838
                         ---------------------------
                         ---------------------------

*See Note 1 to financial statements
**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at April 30, 1999. Ratings are not covered by the Report of Independent Auditors.

The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at April 30, 1999 (as a percentage of net assets):

     FGIC       20.6%
     MBIA       16.4%


[LOGO]----------------------------------------------------------------------- 19

ARISTATA FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999

                                                                                             COLORADO QUALITY
                                                           EQUITY           QUALITY BOND        TAX-EXEMPT
                                                     ----------------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                 $93,719,781         $51,176,184         $16,648,139
Cash                                                               0                   0             707,098
Dividends receivable                                         132,956                   0                   0
Interest receivable                                            5,843             953,117             336,742
Receivable for portfolio shares purchased                      1,229              10,000               3,400
Receivable for securities sold                               782,090                   0                   0
Organizational costs, net of accumulated amortization         29,675              20,163               7,390
Prepaid and other assets                                       6,940               3,928                 939
                                                     ----------------------------------------------------------
  Total Assets                                            94,678,514          52,163,392          17,703,708
                                                     ----------------------------------------------------------

LIABILITIES:
Payable for investments purchased                                  0                   0             124,325
Payable for portfolio shares redeemed                        179,364              97,132                   0
Accrued investment advisory fee                               58,822              19,493                 407
Accrued administration fee                                    16,299               9,409               5,260
Dividends payable                                             31,436              52,723              64,149
Other payables                                                19,846               4,411               7,729
                                                     ----------------------------------------------------------
  Total Liabilities                                          305,767             183,168             201,870
                                                     ----------------------------------------------------------
NET ASSETS                                               $94,372,747         $51,980,224         $17,501,838
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

COST OF INVESTMENTS                                      $56,158,481         $49,435,320         $15,509,611
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

COMPOSITION OF NET ASSETS:
Paid-in capital                                          $45,440,170         $50,219,662         $16,210,634
Un (Over)-distributed net investment income                   (6,998)             19,640                (616)
Accumulated net realized gain on investments              11,378,275                  58             153,292
Net unrealized appreciation in value of investments       37,561,300           1,740,864           1,138,528
                                                     ----------------------------------------------------------
NET ASSETS                                               $94,372,747         $51,980,224         $17,501,838
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

NET ASSET VALUE PER SHARE:
Net Assets                                               $94,372,747         $51,980,224         $17,501,838
Shares of beneficial interest outstanding                  8,498,194           5,261,666           1,770,322
Net asset value and redemption price per share                $11.11               $9.88               $9.89


See notes to financial statements.


20 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

                                                                                             COLORADO QUALITY
                                                           EQUITY           QUALITY BOND        TAX-EXEMPT
                                                     ----------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $  141,035        $  3,781,591        $  1,047,902
Dividends                                                  2,070,015                   0                   0
                                                     ----------------------------------------------------------
  Total Income                                             2,211,050           3,781,591           1,047,902
                                                     ----------------------------------------------------------

EXPENSES:
Investment advisory fee                                      798,166             280,373              98,950
Administration fee                                           188,187             112,149              60,328
Legal                                                         13,834               2,549               3,542
Registration                                                  15,847              11,371               3,185
Amortization of organization costs                             7,703               4,936               1,626
Insurance                                                      4,739               2,993               1,100
Other                                                          9,834              10,125              10,163
                                                     ----------------------------------------------------------
  Total Expenses Before Waiver                             1,038,310             424,496             178,894
Expenses waived by investment adviser                       (146,836)            (60,012)            (89,839)
                                                     ----------------------------------------------------------
  Net Expenses                                               891,474             364,484              89,055
                                                     ----------------------------------------------------------

NET INVESTMENT INCOME                                      1,319,576           3,417,107             958,847
                                                     ----------------------------------------------------------

Net realized gain on investments                          11,378,470              45,793             323,738
Change in net unrealized appreciation/depreciation        (4,767,687)           (474,807)           (207,450)
                                                     ----------------------------------------------------------
Net gain (loss) on investments                             6,610,783            (429,014)            116,288
                                                     ----------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS              $  7,930,359        $  2,988,093        $  1,075,135
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------


See notes to financial statements.


[LOGO]----------------------------------------------------------------------- 21

ARISTATA FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             EQUITY FUND
                                                     ----------------------------------------------------------
                                                              For the                     For the Period
                                                             Year Ended                    March 2, 1998
                                                           April 30, 1999                to April 30, 1998
                                                     ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                   $  1,319,576                      $  140,401
  Net realized gain on investments                          11,378,470                       1,236,247
  Change in net unrealized appreciation/depreciation        (4,767,687)                      3,076,768
                                                     ----------------------------------------------------------
  Net increase in net assets from operations                 7,930,359                       4,453,416
                                                     ----------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                (1,335,710)                       (131,265)
  From net realized gain                                    (1,236,442)                              -
                                                     ----------------------------------------------------------
  Net decrease in net assets from distributions             (2,572,152)                       (131,265)
                                                     ----------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                               4,205,574                         840,478
  Proceeds from shares issued in connection
    with commingled pool conversion (Note 6)                         0                     98,552,917
  Reinvested dividends                                       1,905,608                          95,278
  Cost of shares redeemed                                  (18,710,476)                     (2,196,990)
                                                     ----------------------------------------------------------
  Net increase (decrease) in net assets from
    share transactions                                     (12,599,294)                     97,291,683
                                                     ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       (7,241,087)                    101,613,834
                                                     ----------------------------------------------------------

NET ASSETS:
  Beginning of period                                      101,613,834                               0
                                                     ----------------------------------------------------------
  End of period*                                           $94,372,747                    $101,613,834
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

*Includes un (over)-distributed net
investment income of                                        $   (6,998)                       $  9,136


See notes to financial statements.


22 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          QUALITY BOND FUND
                                                     ----------------------------------------------------------
                                                              For the                     For the Period
                                                             Year Ended                    March 2, 1998
                                                           April 30, 1999                to April 30, 1998
                                                     ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                   $  3,417,107                      $  565,950
  Net realized gain on investments                              45,793                          51,177
  Change in net unrealized appreciation/depreciation          (474,807)                       (210,020)
                                                     ----------------------------------------------------------
  Net increase in net assets from operations                 2,988,093                         407,107
                                                     ----------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                (3,397,538)                       (565,879)
  From net realized gain                                       (96,912)                              -
                                                     ----------------------------------------------------------
  Net decrease in net assets from distributions             (3,494,450)                       (565,879)
                                                     ----------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                               6,356,700                       1,700,477
  Proceeds from shares issued in connection
    with commingled pool conversion (Note 6)                         0                      57,599,038
  Reinvested dividends                                       2,771,436                         432,179
  Cost of shares redeemed                                  (14,151,265)                     (2,063,212)
                                                     ----------------------------------------------------------
  Net increase (decrease) in net assets from
    share transactions                                      (5,023,129)                     57,668,482
                                                     ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       (5,529,486)                     57,509,710
                                                     ----------------------------------------------------------

NET ASSETS:
  Beginning of period                                       57,509,710                               0
                                                     ----------------------------------------------------------
  End of period*                                           $51,980,224                     $57,509,710
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

*Includes undistributed net investment income of             $  19,640                           $  71


See notes to financial statements.


[LOGO]----------------------------------------------------------------------- 23

ARISTATA FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  COLORADO QUALITY TAX-EXEMPT FUND
                                                     ----------------------------------------------------------
                                                               For the                    For the Period
                                                             Year Ended                    March 2, 1998
                                                           April 30, 1999                to April 30, 1998
                                                     ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                     $  958,847                      $  196,431
  Net realized gain (loss) on investments                      323,738                          (4,213)
  Change in net unrealized appreciation/depreciation          (207,450)                       (124,231)
                                                     ----------------------------------------------------------
  Net increase in net assets from operations                 1,075,135                          67,987
                                                     ----------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                  (959,483)                       (196,411)
  From net realized gain                                      (166,233)                               -
                                                     ----------------------------------------------------------
  Net decrease in net assets from distributions             (1,125,716)                       (196,411)
                                                     ----------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                 710,520                         270,455
  Proceeds from shares issued in connection
    with commingled pool conversion (Note 6)                         0                      24,728,848
  Reinvested dividends                                         118,629                           2,973
  Cost of shares redeemed                                   (6,657,337)                     (1,493,245)
                                                     ----------------------------------------------------------
  Net increase (decrease) in net assets from
    share transactions                                      (5,828,188)                     23,509,031
                                                     ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       (5,878,769)                     23,380,607
                                                     ----------------------------------------------------------

NET ASSETS:
  Beginning of period                                       23,380,607                               0
                                                     ----------------------------------------------------------
  End of period*                                           $17,501,838                     $23,380,607
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

*Includes un(over)-distributed net investment income of        $  (616)                          $  20


See notes to financial statements.


24 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                           EQUITY FUND
                                                     ----------------------------------------------------------
                                                           For the                        For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                     ----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                       $10.44                             $10.00
                                                     ----------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.14                               0.01
  Net realized and unrealized gain on investments             0.81                               0.44
                                                     ----------------------------------------------------------

  Total income from investment operations                     0.95                               0.45
                                                     ----------------------------------------------------------

Distributions:
  From net investment income                                 (0.14)                             (0.01)
  From net realized gain                                     (0.14)                              -
                                                     ----------------------------------------------------------
  Total distributions                                        (0.28)                             (0.01)
                                                     ----------------------------------------------------------

Net asset value - end of period                             $11.11                             $10.44
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

TOTAL RETURN                                                  9.39%                              4.54%
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                            $94,373                           $101,614
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Ratio of expenses to average net assets                       0.95%                              0.95%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets                                          1.41%                              0.84%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                  1.11%                              1.17%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                      1.25%                              0.62%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Portfolio turnover rate                                      25.26%                             14.20%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------


(1)  Annualized

See notes to financial statements.


[LOGO]----------------------------------------------------------------------- 25

ARISTATA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                        QUALITY BOND FUND
                                                     ----------------------------------------------------------
                                                          For the                         For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                     ----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                        $9.97                             $10.00
                                                     ----------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.62                               0.10
  Net realized and unrealized loss on investments            (0.08)                             (0.03)
                                                     ----------------------------------------------------------

  Total income from investment operations                     0.54                               0.07
                                                     ----------------------------------------------------------
Distributions:
  From net investment income                                 (0.61)                             (0.10)
  From net realized gain                                     (0.02)                              -
                                                     ----------------------------------------------------------
  Total distributions                                        (0.63)                             (0.10)
                                                     ----------------------------------------------------------

Net asset value - end of period                              $9.88                              $9.97
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

TOTAL RETURN                                                  5.49%                              0.69%
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000)                            $51,980                            $57,510
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Ratio of expenses to average net assets                       0.65%                              0.65%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets                                          6.10%                              6.00%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                  0.76%                              0.83%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                      5.99%                              5.82%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Portfolio turnover rate                                       9.79%                             11.44%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------


(1)  Annualized

See notes to financial statements.


26 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                COLORADO QUALITY TAX-EXEMPT FUND
                                                     ----------------------------------------------------------
                                                          For the                         For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                     ----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                        $9.94                             $10.00
                                                     ----------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.49                               0.08
  Net realized and unrealized loss on investments             0.04                              (0.06)
                                                     ----------------------------------------------------------
  Total income from investment operations                     0.53                               0.02
                                                     ----------------------------------------------------------

Distributions:
  From net investment income                                 (0.49)                             (0.08)
  From net realized gain                                     (0.09)                              -
                                                     ----------------------------------------------------------
  Total distributions                                        (0.58)                             (0.08)
                                                     ----------------------------------------------------------

Net asset value - end of period                              $9.89                              $9.94
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

TOTAL RETURN                                                  5.40%                              0.22%
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                            $17,502                            $23,381
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Ratio of expenses to average net assets                       0.45%                              0.45%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets                                          4.85%                              5.00%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                  0.91%                              0.92%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                      4.40%                              4.53%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------

Portfolio turnover rate                                       7.86%                             17.64%(1)
                                                     ----------------------------------------------------------
                                                     ----------------------------------------------------------


(1)  Annualized

See notes to financial statements.


[LOGO]----------------------------------------------------------------------- 27

ARISTATA FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

        Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

        INVESTMENT VALUATION: Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

        FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

        DIVIDENDS: The Aristata Equity Fund will declare and pay dividends from net investment income, if any, monthly. Dividends from net investment income are declared daily and paid monthly for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year. Dividends to shareholders are recorded on the ex-dividend date.

        ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of April 30, 1999, the remaining period of amortization was 46 months.

        OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


28 -----------------------------------------------------------------------[LOGO]

ARISTATA FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST

        On April 30, 1999, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the period ended April 30 were as follows:

                                                                                             ARISTATA COLORADO QUALITY
                                        ARISTATA EQUITY FUND    ARISTATA QUALITY BOND FUND         TAX-EXEMPT FUND
                                        --------------------    --------------------------         ---------------
                                        For the Period Ended       For the Period Ended          For the Period Ended
                                            1999        1998          1999        1998            1999        1998
                                    -----------------------------------------------------------------------------------
Shares sold                               421,685      81,457        632,574     170,061          71,070      26,994
Shares Issued in connection with
  commingled pool conversion                    0   9,855,292              0   5,759,904               0   2,472,885
Shares issued as reinvestment
  of dividends                            189,946       9,126        275,733      43,326          11,855         299
Shares redeemed                       (1,845,964)     213,348     (1,413,235)    206,697        (663,763)    149,018
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (1,234,333)   9,732,527       (504,928)  5,766,594        (580,838)  2,351,160
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS

                                                                                             ARISTATA COLORADO QUALITY
                                        ARISTATA EQUITY FUND    ARISTATA QUALITY BOND FUND         TAX-EXEMPT FUND
                                        --------------------    --------------------------         ---------------
As of April 30, 1999
Gross appreciation (excess of
  value over cost)                           38,488,959                 1,993,607                    1,150,059
Gross depreciation (excess of
  cost over value)                             (927,659)                 (252,743)                     (11,531)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                  37,561,300                 1,740,864                    1,138,528
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

        Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Aristata Equity Fund, Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund, respectively. The Adviser has agreed to voluntarily waive a portion of its fees so that the total annual expenses of each Fund will not exceed the voluntary expense limitations adopted by the Adviser. Fee waivers by the Adviser are voluntary and may be terminated at any time.

        ALPS~Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Aristata Equity Fund, $7,500 for the Aristata Quality Bond Fund and $5,000 for the Aristata Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, custody, shareholder servicing, transfer agency, audit and Trustees' fees.

        As of April 30, 1999, one shareholder owned 41 percent and 44 percent of the outstanding shares of the Aristata Equity Fund and Aristata Quality Bond Fund, respectively.


[LOGO]----------------------------------------------------------------------- 29

ARISTATA FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENT TRANSACTIONS

        The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the year ended April 30, 1999 were as follows:

                            U.S. GOVERNMENT
                               SECURITIES            ALL OTHER                   TOTAL
                           ---------------------------------------------------------------
ARISTATA EQUITY FUND
Purchases                    $         0           $22,870,147               $22,870,147
Sales                        $         0           $34,921,420               $34,921,420

ARISTATA QUALITY BOND FUND
Purchases                    $ 4,649,375           $ 1,705,868               $ 6,355,243
Sales                        $ 2,300,000           $ 2,691,283               $ 4,991,283

ARISTATA COLORADO QUALITY
TAX-EXEMPT FUND
Purchases                    $         0           $ 1,505,689               $ 1,505,689
Sales                        $         0           $ 7,717,015               $ 7,717,015

6.  CONVERSION OF COMMINGLED POOLS

        Each Fund, at its inception date (March 2, 1998), issued shares at $10.00 per share in a tax-free conversion to acquire the net assets of certain unregistered commingled pools of Colorado State Bank and Trust. The following is a summary of shares issued, net assets acquired and unrealized appreciation as of March 2, 1998:

                                                                                     ARISTATA COLORADO QUALITY
                               ARISTATA EQUITY FUND    ARISTATA QUALITY BOND FUND         TAX-EXEMPT FUND
                               --------------------    --------------------------         ---------------
Shares issued                       9,855,292                 5,759,904                      2,472,885
Net assets acquired               $98,552,917               $57,599,038                    $24,728,848
Unrealized appreciation           $39,252,218                $2,425,692                     $1,470,209

7.  SHAREHOLDER TAX INFORMATION (Unaudited)

        During the period ended April 30, 1999, 99% of the dividends paid by the Aristata Colorado Quality Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Aristata Equity Fund from net investment income qualify for the corporate dividends received deduction.


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THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY                    [LOGO]
THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE                  ARISTATA
BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.                MUTUAL FUNDS

                                                                 A CLASS ABOVE

INVESTMENT ADVISER
Tempest, Isenhart, Chafee, Lansdowne &
Associates, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR, DISTRIBUTOR, TRANSFER AGENT
& FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO 80202                                                 ANNUAL REPORT

LEGAL COUNSEL                                                   APRIL 30, 1999
Davis, Graham & Stubbs LLP
370 Seventeenth Street
Suite 4700
Denver, CO 80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado 80202

CUSTODIAN
Fifth Third Bank, N.A.                                             [PHOTO]
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263


MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595




ALPS MUTUAL FUND SERVICES
-------------------------
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